UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
 January 27, 2014

GERMAN AMERICAN BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

001-15877 (Commission File Number)	35-1547518 (IRS Employer Identification No.)
711 Main Street Box 810 Jasper, Indiana (Address of Principal Executive Offices)	47546 (Zip Code)

(812) 482-1314
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On January 28, 2014, German American Bancorp, Inc. (the "Company" or "German American"), issued a press release announcing its results for the quarterly and annual periods ended December 31, 2013, and making other disclosures. The press release (including the accompanying unaudited consolidated financial statements as of and for the quarterly and annual periods ended December 31, 2013, and other financial data) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information incorporated by reference herein from Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 27, 2014, the Board of Directors elected Ray Snowden to the Board of Directors of the Company and of its bank subsidiary.  Mr. Snowden’s term as a Director of the Company will commence February 1, 2014.

In order to create a vacancy on the Company’s Board of Directors for Mr. Snowden, the Board increased its size from 11 to 12 members and allocated the vacant seat to the class of directors that has terms expiring at the annual meeting of shareholders to be held in the year 2015.

The Board has determined that Mr. Snowden has no relationship to the Company or its officers or directors that, in the opinion of the Board, would interfere with the exercise of his duties as a director, and that Mr. Snowden is therefore independent for purposes of the application of the Board independence standards established by rules of NASDAQ.

The Board also appointed Mr. Snowden to be a new member, also effective February 1, 2014, of the Audit Committee of the Board of the Company and the audit committee of the board of directors of its bank subsidiary.

German American Bancorp issued a press release announcing the election of Mr. Snowden on January 31, 2014, which is filed as Exhibit 99.2 to this Report, and is incorporated herein by reference.

Item 8.01.  Other Events

Increased Quarterly Cash Dividend.  As announced in the press release that is furnished as Exhibit 99.1 to this report, the Company's Board of Directors has declared a cash dividend of $0.16 per share (an increase of approximately 7 percent from the regular quarterly dividend rate in recent prior quarters) which will be payable on February 20, 2014 to shareholders of record as of February 10, 2014.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

99.1
Earnings announcement press release dated January 28, 2014. This exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

99.2	Press Release announcing Snowden election, dated January 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.

Date: January 31, 2014	By: /s/ Mark A. Schroeder Mark A. Schroeder, Chairman and CEO